EXHIBIT 99.1

                COLONIAL COMMERCIAL CORP. REPORTS SECOND QUARTER
                ------------------------------------------------
                                FINANCIAL RESULTS
                                -----------------

     HAWTHORNE, New Jersey (August 14, 2007) - Colonial Commercial Corp. ("Colonial") (OTC Bulletin Board: "CCOM," "CCOMP"), today announced financial results for the second quarter ended June 30, 2007.

     Sales increased by 21.9%, or $3,972,757, to $22,128,569 for the quarter ended June 30, 2007 from $18,155,812 for the same period in 2006. The increase in sales primarily reflects sales of appliances in 2007 that the Company was not offering until September 2006, an increase in sales of our commercial and residential air conditioning equipment, and growth in our commercial control systems business.

     Gross profit increased by 12.2%, or $665,971, to $6,103,436 for the quarter ended June 30, 2007 from $5,437,465 for the same period in 2006. Gross profit expressed as a percentage of sales decreased by 2.3% to 27.6% in 2007 compared to 29.9% for the comparable period in 2006. The decrease in the percentage of gross profit primarily reflects increased sales of more lower-margin high volume products, and the sale of appliances which the Company did not offer until September 2006.

     The Company's net income increased by 20.3%, or $68,630, to $406,995 for the quarter ended June 30, 2007, compared to net income of $338,365 for the same period in 2006.

     For the six months ended June 30, 2007, sales increased by 15.5%, or $5,130,776, to $38,170,801 from $33,040,025 for the same period in 2006. Gross profit increased by 8.4%, or $852,146, to $10,974,938 for the six months ended June 30, 2007 from $10,122,792 for the same period in 2006. Gross profit as a percentage of sales decreased by 1.8% to 28.8% in 2007 compared to 30.6% for the comparable period in 2006.

     Net income was $17,056 for the six months ended June 30, 2007, compared to net income of $13,836 for the same period in 2006.

     Financial information for 2006 includes the adjustments to our accounting for vendor rebates that are described in our Form 8-K/A filed with the SEC on July 25, 2007.

     William Pagano, Chief Executive Officer of the Company, said, "We continue to increase market penetration with our air conditioning equipment and are realizing increased sales from our recently introduced appliance offerings, including room air conditioners, washers and dryers, custom hoods and ventilation systems. We expect continued sales growth as we expand our appliance business, bring our plumbing fixture business into more of our locations, and realize sales from our newest location in the Albany, New York area."

     Colonial distributes heating, ventilating and air conditioning, ("HVAC"), equipment, parts and accessories, climate control systems, and plumbing supplies to HVAC contractors, primarily in the New York metropolitan area through its Universal Supply Group, Inc., www.usginc.com, American/Universal Supply Inc.,
                                --------------
www.ausupplyinc.com,  and  The  RAL  Supply  Group,  Inc.,  www.ralsupply.com,
-------------------                                         -----------------
subsidiaries. These contractors purchase and install equipment and systems for residential, commercial and industrial users. The Company provides control system design, custom control panel fabrication, technical field support, in-house training and climate control consultation for engineers and installers. It is a leader in the design of direct digital control systems, and systems that control multi-location facilities through the Internet.

The Company also distributes home appliances to dealer groups and appliance stores through its Goldman Universal division. Additionally, the Company offers water filtration systems, parts and accessories and other products through its e-commerce store, www.procontractorstore.com, operated by RAL. The Company is
                    --------------------------
headquartered in New Jersey, and, with its affiliates, operates out of seven locations in New Jersey; nine in New York and one in Pennsylvania. For more information on Colonial Commercial Corp.'s operations, products and/or services, please visit www.colonialcomm.com.
               --------------------

Safe  Harbor  Statement:  The  foregoing  press  release  may contain statements
-----------------------
concerning Colonial Commercial Corp.'s financial performance, markets and business operations that may be considered "forward-looking" under applicable securities laws. Colonial cautions readers of this press release that actual results might differ materially from those projected in any forward-looking statements. Factors which might cause actual results to differ materially from any results that are projected in the forward-looking statements include the following: continued acceptance of the company's products in the marketplace, competitive factors, dependence upon third-party vendors, and other risks detailed in the company's periodic report filings with the Securities and Exchange Commission. These and certain other factors which might cause actual results to differ materially from those projected are detailed from time to time in Colonial's periodic reports and registration statements filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. Colonial undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time.

FOR FURTHER INFORMATION, PLEASE CONTACT WILLIAM PAGANO, CHIEF EXECUTIVE OFFICER, OR WILLIAM SALEK, CHIEF FINANCIAL OFFICER, AT (973) 427-8224.

                          (Financial Highlights Follow)

                                         COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                                           Condensed Consolidated Balance Sheets


                                                                                                 June 30,     December 31,
                                                                                                   2007           2006
                                                                                               ------------  --------------
                                                                                               (Unaudited)
                                          Assets
Current assets:
  Cash                                                                                         $ 1,104,993   $     482,251
  Accounts receivable, net of allowance for doubtful accounts of $237,744 in 2007 and
    $212,043 in 2006                                                                            10,467,946       9,069,301
  Inventory                                                                                     14,322,144      12,854,317
  Prepaid expenses and other current assets                                                      1,231,169       1,057,099
  Deferred tax asset - current portion                                                             420,000         420,000
                                                                                               ------------  --------------
      Total current assets                                                                      27,546,252      23,882,968
Property and equipment                                                                           1,507,904       1,512,666
Goodwill                                                                                         1,628,133       1,628,133
Other intangibles                                                                                    2,500           3,500
Other assets - noncurrent                                                                          179,268         202,177
Deferred tax asset - noncurrent                                                                  1,288,500       1,288,500
                                                                                               ------------  --------------
                                                                                               $32,152,557   $  28,517,944
                                                                                               ============  ==============
                             Liabilities and Stockholders' Equity
Current liabilities:
  Trade payables                                                                               $ 7,715,616   $   4,719,160
  Accrued liabilities                                                                            1,748,260       1,975,175
  Income taxes payable                                                                              15,127           1,630
  Borrowings under credit facility - revolving credit                                           14,439,983      13,615,696
  Notes payable - current portion; includes related party notes of $30,000 in 2007 and 2006        135,051         136,539
                                                                                               ------------  --------------
Total current liabilities                                                                       24,054,037      20,448,200
  Convertible notes payable, includes related party notes of $325,000 in 2007 and 2006             525,000         525,000
  Other notes payable, excluding current portion; includes related party notes of $701,875 in
    2007 and $703,750 in 2006                                                                      774,102         792,394
                                                                                               ------------  --------------
      Total liabilities                                                                         25,353,139      21,765,594
                                                                                               ------------  --------------

                                Commitments and contingencies

Stockholders' equity:
  Redeemable convertible preferred stock, $.05 par value, 2,500,000 shares authorized,
    467,500 shares issued and outstanding in 2007 and 2006,  liquidation preference of
    $2,337,500 in 2007 and 2006                                                                     23,375          23,375
  Common stock, $.05 par value, 20,000,000 shares authorized, 4,645,680 in 2007 and
    4,593,680 in 2006 shares issued and outstanding                                                232,284         229,684
  Additional paid-in capital                                                                    10,735,203      10,707,791
  Accumulated deficit                                                                           (4,191,444)     (4,208,500)
                                                                                               ------------  --------------
      Total stockholders' equity                                                                 6,799,418       6,752,350
                                                                                               ------------  --------------
                                                                                               $32,152,557   $  28,517,944
                                                                                               ============  ==============

                                      COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                                    Condensed Consolidated Statements of Operations
                                                      (Unaudited)


                                                         For The Three Months Ended        For The Six Months Ended
                                                                  June 30,                         June 30,
                                                        ------------------------------  ------------------------------
                                                             2007            2006            2007            2006
                                                        ------------------------------  ------------------------------
                                                                          (Restated)                      (Restated)
                                                        ------------------------------  ------------------------------

Net sales                                               $  22,128,569   $  18,155,812   $  38,170,801   $  33,040,025
Cost of sales                                              16,025,133      12,718,347      27,195,863      22,917,233
                                                        --------------  --------------  --------------  --------------
    Gross profit                                            6,103,436       5,437,465      10,974,938      10,122,792

Selling, general and administrative expenses                5,364,444       4,793,206      10,353,050       9,550,068
                                                        --------------  --------------  --------------  --------------
    Operating income                                          738,992         644,259         621,888         572,724

Other income                                                   78,479          63,467         143,077         129,256
Interest expense, net; includes related party interest
of $25,767 and $25,765 for the three months ended
June 30, 2007 and 2006, respectively, and $51,734
and $51,393 for the six months ended June 30, 2007
and 2006, respectively                                       (361,254)       (336,240)       (695,296)       (635,902)
                                                        --------------  --------------  --------------  --------------
    Income before income taxes                                456,217         371,486          69,669          66,078

Income tax expense                                             49,222          33,121          52,613          52,242
                                                        --------------  --------------  --------------  --------------
    Net Income                                          $     406,995   $     338,365   $      17,056   $      13,836
                                                        ==============  ==============  ==============  ==============

Income per common share:
  Basic                                                 $        0.09   $        0.07   $        0.00   $        0.00
                                                        ==============  ==============  ==============  ==============
  Diluted                                               $        0.08   $        0.06   $        0.00   $        0.00
                                                        ==============  ==============  ==============  ==============

Weighted average shares outstanding:
  Basic                                                     4,645,680       4,579,846       4,645,393       4,578,606
                                                        ==============  ==============  ==============  ==============
  Diluted                                                   5,306,768       5,127,026       5,131,934       5,138,556
                                                        ==============  ==============  ==============  ==============

                                     COLONIAL COMMERCIAL CORP. AND SUBSIDIARIES
                                  Condensed Consolidated Statements of Cash Flows
                                                    (Unaudited)


                                                                            For The Six Months Ended June 30,
                                                                               2007                   2006
                                                                       ---------------------  ---------------------
                                                                                                   (Restated)
                                                                       ---------------------  ---------------------

Cash flows from operating activities:
  Net income                                                           $             17,056   $             13,836
  Adjustments to reconcile net income to net cash provided by
    (used in) operating activities:
    Stock-based compensation                                                         17,012                      -
    Provision for doubtful accounts                                                 153,195                 84,310
    Depreciation                                                                    247,737                222,472
    Amortization of intangibles                                                       1,000                  6,834
    Accretion of debt discount                                                       18,750                 18,750
    Changes in operating assets and liabilities
      Accounts receivable                                                        (1,551,840)              (717,287)
      Inventory                                                                  (1,467,827)            (1,547,010)
      Prepaid expenses and other current assets                                    (174,070)                73,548
      Other assets - noncurrent                                                      22,909                  3,153
      Trade payables                                                              2,996,456                 97,153
      Accrued liabilities                                                          (226,915)               (26,782)
      Income taxes payable                                                           13,497                (11,801)
                                                                       ---------------------  ---------------------
      Net cash provided by (used in) operating activities                            66,960             (1,782,824)
                                                                       ---------------------  ---------------------

Cash flows from investing activities:
  Additions to property and equipment                                              (242,975)              (195,959)
                                                                       ---------------------  ---------------------
      Net cash used in investing activities                                        (242,975)              (195,959)
                                                                       ---------------------  ---------------------

Cash flows from financing activities:
  Issuance of common stock and exercise of stock options                             13,000                  8,000
  Repayments of notes payable: includes related party repayments of
  $0 in 2007, and $30,289 in 2006.                                                  (38,530)               (64,922)
  Issuance of notes payable                                                               -                 13,073
  Borrowings under credit facility - term loan/overadvance                                -                250,000
  Borrowings under credit facility - revolving credit                               824,287              2,129,188
                                                                       ---------------------  ---------------------
      Net cash provided by financing activities                                     798,757              2,335,339
                                                                       ---------------------  ---------------------
Increase in cash                                                                    622,742                356,556
Cash - beginning of period                                                          482,251                613,456
                                                                       ---------------------  ---------------------
Cash - end of period                                                   $          1,104,993   $            970,012
                                                                       =====================  =====================